SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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LML PAYMENT SYSTEMS INC. (Name of Registrant as Specified In Its Charter)
not applicable (Name of Person(s) Filing Proxy Statement if other than the Registrant)

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LML PAYMENT SYSTEMS INC.
Suite 1680 - 1140 West Pender Street
Vancouver, British Columbia V6E 4G1

NOTICE OF ANNUAL AND SPECIAL MEETING
OF SHAREHOLDERS TO BE HELD ON
SEPTEMBER 5, 2001

TO THE HOLDERS OF COMMON SHARES OF LML PAYMENT SYSTEMS INC.

The annual and special meeting of the shareholders of LML Payment Systems Inc. will be held at The Renaissance Vancouver Hotel, 1133 West Hastings Street, Vancouver, British Columbia, on September 5, 2001, at 10:00 a.m. local time, for the purposes of:

1. setting the number of directors at five (5);

2. electing the members of our board of directors;

3. considering and approving a special resolution to change our corporate name from "LML Payment Systems Inc." to "LML Financial Services Inc.";

4. considering and confirming an amendment to Section 10 of our Bylaws, to alter the quorum requirements with respect to the transaction of business at any meeting of shareholders to 33 1/3 percent (33 1/3%) as required by The Nasdaq Stock Market Rules;

5. ratifying the appointment of our auditor; and

6. transacting any other business that may properly come before the meeting or any adjournment or adjournments thereof.

The record date for our annual and special meeting is July 19, 2001. Only shareholders of record at the close of business on July 19, 2001 are entitled to notice of, and to vote at, our annual and special meeting, and any adjournment or postponement of our annual and special meeting.

A copy of our Annual Report to Shareholders for the fiscal year ended March 31, 2001 accompanies this notice.

Our board of directors hopes that you will find it convenient to attend our annual and special meeting in person, but whether or not you attend, please complete, sign, date and return the enclosed Form of Proxy immediately to ensure that your common shares are represented at our annual and special meeting. Returning your proxy does not deprive you of the right to attend our annual and special meeting and vote your common shares in person.

PLEASE MARK, DATE, SIGN AND RETURN THE ENCLOSED PROXY PROMPTLY.

By Order of the Board of Directors

/s/ Patrick H. Gaines

Patrick H. Gaines
President and CEO
July 27, 2001

PROXY STATEMENT

ANNUAL AND SPECIAL MEETING OF SHAREHOLDERS
OF LML PAYMENT SYSTEMS INC.
SEPTEMBER 5, 2001

LML Payment Systems Inc.
Suite 1680 - 1140 West Pender Street
Vancouver, British Columbia V6E 4G1

The accompanying Form of Proxy is solicited on behalf of the board of directors of LML Payment Systems Inc., to be used at our annual and special meeting to be held at The Renaissance Vancouver Hotel, 1133 West Hastings Street, Vancouver, British Columbia, on September 5, 2001, at 10:00 a.m. local time. This proxy statement, accompanying Form of Proxy, Notice of Meeting and Annual Report to Shareholders for the fiscal year ended March 31, 2001, are first being mailed to shareholders on or about July 27, 2001.

We will bear the expense of this solicitation. In addition to solicitation by use of the mails, certain of our directors, officers and regular employees may solicit the return of proxies by telephone, facsimile or other means. Requests will also be made of brokerage houses and custodians, nominees or fiduciaries to forward proxy material at our expense to the beneficial owners of stock held of record by such persons. Our transfer agent, Computershare Trust Company of Canada, 6th Floor, 530 - 8th Avenue, S.W., Calgary, Alberta, T2P 3S8, has agreed to assist us in the tabulation of proxies and the counting of votes at our annual and special meeting.

All of a shareholder's common shares registered in the same name will be represented by one proxy.

WHO CAN VOTE

Only shareholders of record as of the close of business on July 19, 2001 are entitled to notice of and to vote at our annual and special meeting. As of July 19, 2001, there were 19,404,063 common shares in the capital of our company issued and outstanding owned by approximately 361 shareholders of record. We have no other voting securities outstanding. Each shareholder of record on July 19, 2001 is entitled to one vote for each common share held.

HOW YOU CAN VOTE

Common shares cannot be voted at our annual and special meeting unless the holder of record is present in person or by proxy. A shareholder may appoint a person to represent him/her at our annual and special meeting by completing the enclosed Form of Proxy, which authorizes a person other than the holder of record to vote on behalf of the shareholder, and returning it to our transfer agent, Computershare Trust Company of Canada, 6th Floor, 530 - 8th Avenue, S.W., Calgary, Alberta, T2P 3S8 (facsimile (403) 267-6529). All shareholders are urged to complete, sign, date and promptly return the proxy by mail in the enclosed postage-paid envelope, or by fax, after reviewing the information contained in this proxy statement. Valid proxies will be voted at our annual and special meeting and at any postponements or adjournments thereof as you direct in the proxy, provided that they are received by our transfer agent at least 24 hours prior to the scheduled time of the meeting, or any adjournment thereof, or deposited with the Chair of the meeting on the day of the meeting or any adjournment thereof prior to the time of voting.

The common shares represented by the proxy will be voted as directed in the proxy, but if no direction is given and the proxy is validly executed, the proxy will be voted FOR setting the number of directors at five (5), FOR the election of the nominees for our board of directors set forth in this proxy statement, FOR the approval to change our corporate name, FOR the confirmation of an amendment to our Bylaws, and FOR the appointment of our independent auditor, Arthur Andersen L.L.P. If any other matters properly come before our annual and special meeting, the persons authorized under the proxies will vote upon such other matters in accordance with their best judgement.

QUORUM

A quorum of shareholders is necessary to take action at our annual and special meeting. A minimum of one person present in person or represented by proxy and holding at least 33 1/3 percent of the outstanding common shares as at July 19, 2001 will constitute a quorum for the transaction of business at our annual and special meeting. However, if a quorum is not present, the shareholders present at our annual and special meeting have the power to adjourn the meeting until a quorum is present. At any such adjourned meeting at which a quorum is present or represented, any business may be transacted that might have been transacted at the original meeting. Broker non-votes occur when a nominee holding common shares for a beneficial owner of those common shares has not received voting instructions from the beneficial owner with respect to a particular matter and such nominee does not possess or choose to exercise discretionary authority with respect thereto. Broker non-votes and abstentions will be included in the determination of the number of common shares present at our annual and special meeting for quorum purposes but will not be counted as votes cast on any matter presented at our annual and special meeting.

YOUR VOTE IS IMPORTANT. ACCORDINGLY, YOU ARE ASKED TO MARK, DATE, SIGN AND RETURN THE ACCOMPANYING FORM OF PROXY WHETHER OR NOT YOU PLAN TO ATTEND OUR ANNUAL AND SPECIAL MEETING. IF YOU PLAN TO ATTEND OUR ANNUAL AND SPECIAL MEETING TO VOTE IN PERSON AND YOUR SHARES ARE REGISTERED WITH OUR TRANSFER AGENT (COMPUTERSHARE TRUST COMPANY OF CANADA) IN THE NAME OF A BROKER OR BANK, YOU MUST SECURE A PROXY FROM THE BROKER OR BANK ASSIGNING VOTING RIGHTS TO YOU FOR YOUR COMMON SHARES.

REVOCATION OF PROXIES

You may revoke your proxy at any time prior to the start of our annual and special meeting in three ways:

1. by delivering a written notice of revocation to the Secretary of our company;

2. by submitting a duly executed proxy bearing a later date; or

3. by attending our annual and special meeting and expressing the desire to vote your common shares in person (attendance at our annual and special meeting will not in and of itself revoke a proxy).

CURRENCY

Except where otherwise indicated, all dollar ($) amounts referred to herein are expressed in U.S. dollars.

PROPOSAL ONE - NUMBER OF DIRECTORS

Our Restated Articles of Incorporation provide that the number of directors shall be determined by resolution of the board of directors and set out in the notice calling the meeting of shareholders provided that the number of directors may be not less than three (3) or more than fifteen (15). On November 18, 2000, our board of directors increased the number of directors to five (5). At the annual and special meeting, the shareholders will be asked to approve a proposal that the number of directors be set at five (5).

The affirmative vote of a majority of the common shares represented at the annual and special meeting at which a quorum is present either in person or by proxy is required to fix the number of directors at five (5).

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" SETTING THE NUMBER OF DIRECTORS AT FIVE (5), AS SET FORTH IN PROPOSAL ONE.

PROPOSAL TWO - ELECTION OF DIRECTORS

All of our current directors are standing for re-election at our annual and special meeting. Each director who is elected will serve until an annual meeting is held for the fiscal period ending March 31, 2002, until his or her successor has been elected and qualified, or until the director's earlier death, resignation or removal. Each nominee has consented to being named in this proxy statement and to serve if elected. We have no reason to believe that any of the nominees will be unable to serve if elected, but if any of them should become unable to serve as a director, and if our board of directors designates a substitute nominee, the persons named in the accompanying proxy will vote for the substitute nominee designated by our board of directors, unless a contrary instruction is given in the proxy.

The affirmative majority vote of the common shares represented in person or by proxy at our annual and special meeting is required to elect each director. Votes may be cast in favor or withheld. Votes that are withheld will be excluded entirely from the vote and will have no effect. Votes that are withheld for a particular nominee will be excluded from the vote for that nominee only.

NOMINEES

The persons nominated to be directors are listed below. All of the nominees are currently directors. The following information as of June 30, 2001, which has been provided by the individuals named, is submitted concerning the nominees named for election as directors:

Name	Age	Position with the Company	Date Position First Held
Patrick H. Gaines	42	President, Chief Executive Officer and Director	1990 (Director) March 31, 1992 (President) February 9, 2000 (CEO)
Greg A. MacRae	47	Director	February 12, 1998
L. William Seidman	80	Director	October 13, 1999
Robin B. Martin	52	Director	November 18, 2000
Jacqueline Pace	57	Director	November 27, 2000

Patrick H. Gaines

Patrick Gaines has been our President since March 31, 1992, our Chief Executive Officer since February 9, 2000, and a member of our board of directors since 1990. Mr. Gaines is also the President and a director of each of our subsidiaries (LML Corp., Legacy Promotions Inc., LHTW Properties, Inc., LML Patent Corp. and LML Payment Systems Corp.). In addition to his position as President of LML Corp., LML Patent Corp. and LML Payment Systems Corp., he is also the Chief Executive Officer of each of those subsidiaries.

Greg A. MacRae

Greg MacRae is currently employed as the President of CSI Capital Solutions Inc., a position he has held since September 1996. Prior to his position with CSI Capital Solutions Inc., between February 1985 and September 1996, Mr. MacRae was the Senior Account Manager of the Corporate Services Department at Montreal Trust Company of Canada (now Computershare Trust Company of Canada).

L. William Seidman

L. William Seidman has been employed as the chief commentator for CNBC-TV since December 1992. Mr. Seidman also serves as the publisher of Bank Director and Board Member magazines, and has consulted with numerous organizations, including Deposit Corporation of Japan, Tiger Management, J.P. Morgan Inc., The World Bank, BDO Seidman and The Capital Group. Mr. Seidman served on the White House staff of President Gerald Ford as Assistant for Economic Affairs from 1974 to 1977, and served President Ronald Reagan as co-chair of the White House Conference on Productivity in 1983 and 1984. Mr. Seidman also served as the fourteenth Chairman of the Resolution Trust Company from 1989 to 1991. Mr. Seidman is also on the board of directors of Fiserv, Inc., QuePasa, Com and Intelidata, Inc.

Robin B. Martin

Robin Martin has been employed as the President and Chief Executive Officer of Deer River Group, an owner and operator of commercial radio and television stations and cable TV systems, since September 1978. Between 1974 and 1976, Mr. Martin served as Staff Assistant to President Gerald R. Ford. Prior to his term in President Ford's White House, Mr. Martin held various senior executive positions in the broadcast industry. Mr. Martin is a member of the Board of the National Museum of Natural History at the Smithsonian Institute, and of the Federal City Council in Washington, D.C. He also serves on the Board of Trustees of The Shakespeare Theatre and on the Governing Board of St. Albans School, both of which are located in Washington, D.C.

Jacqueline Pace

Since January 2000, Jacqueline Pace has been self-employed as an attorney. Prior to that, between November 1998 and January 2000, Ms. Pace was employed by Baker & Hostetler as an attorney, and from November 1991 to November 1998, she was employed as an attorney by Pillsbury Madison & Sutro. Ms. Pace holds a Juris Doctor degree from Emory University School of Law, and a Bachelor of Arts degree from The American University.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" EACH OF THE NOMINEES SET FORTH IN PROPOSAL TWO.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

During the fiscal year ended March 31, 2001, our board of directors held eight (8) meetings and acted fourteen (14) times by written consent. With the exception of one of our directors who missed one (1) of the meetings, all of the directors serving on the board of directors at the time of each of those meetings attended the meetings.

For the year ended March 31, 2001, the board of directors had three (3) standing committees: the audit committee, the compensation committee and the stock option plan administration committee.

Audit Committee

At various times during the year ended March 31, 2001, the members of the audit committee included L. William Seidman, Greg MacRae, Wendy Ogilvie, Robin Martin and Jacqueline Pace. Wendy Ogilvie resigned from the audit committee in November 2000, and on November 27, 2000, Robin Martin was appointed to the audit committee to replace her. Jacqueline Pace was appointed as an additional member of the audit committee on February 9, 2001. As at the date of this proxy statement, the members of our audit committee are L. William Seidman, Greg MacRae, Robin Martin and Jacqueline Pace. The audit committee is governed by a written charter, a copy of which is appended to this proxy statement as Appendix "A". The function of the audit committee is to review and approve the scope of audit procedures employed by our independent auditors and to review the results of our independent auditors' examination, the scope of audits, our independent auditors' opinions on the adequacy of internal controls and quality of financial reporting, and our company's accounting and reporting principles, policies and practices, as well as our accounting, financial and operating controls. The audit committee also reports to our board of directors with respect to such matters and recommends the selection of independent auditors. The audit committee met four (4) times during the fiscal year ended March 31, 2001, and each member attended each meeting of the committee.

Report of the Audit Committee

The Securities and Exchange Commission rules now require our company to include in our proxy statement a report from the audit committee of the board. The following report concerns the audit committee's activities regarding oversight of our company's financial reporting and auditing process. For the year ended March 31, 2001, the audit committee has:

1. reviewed and discussed the audited financial statements with our company's management;

2. discussed with the independent accountants the matters described in Statement of Accounting Standards, SAS No. 61;

3. received the written disclosures and the letter from the independent accountants required by Independence Standards Board Standard No. 1 and has discussed with the independent accountants its independence; and

4. recommended to our board of directors that the audited financial statements be included in our company's Annual Report on Form 10-K for the period ended March 31, 2001, based on the review and discussions referred to above.

The members of our audit committee are independent, as that term is defined by Rule 4200(a)(15) of the National Association of Securities Dealers' listing standards.

AUDIT COMMITTEE

L. William Seidman
Greg A. MacRae
Robin B. Martin
Jacqueline Pace

Compensation Committee

During the fiscal year ended March 31, 2001, the members of our compensation committee were Greg MacRae, Jacqueline Pace, Robin Martin and L. William Seidman. During the fiscal year ended March 31, 2001, our compensation committee met two (2) times, and each member attended each meeting of the committee. Our compensation committee's duties include developing policies that are designed to offer competitive compensation opportunities for our executive officers which are based on personal performance, individual initiative and achievement, as well as assisting in attracting and retaining qualified executives. Our compensation committee also endorses the position that stock ownership by management and stock-based compensation arrangements are beneficial in aligning management's and stockholders' interests in the enhancement of stockholder value.

Stock Option Plan Administration Committee

Our stock option plan administration committee was established by our board of directors in December 1999. During the year ended March 31, 2001, the members of our stock option plan administration committee were Patrick Gaines and Greg McRae. Our stock option plan administration committee met four (4) times during the year ended March 31, 2001, and each member attended each meeting of the committee. The function of the stock option plan administration committee is to oversee both our 1996 Stock Option Plan and our 1998 Stock Incentive Plan. The committee has sole discretion as to the interpretation and construction of any provision of the 1996 Stock Option Plan and the 1998 Stock Incentive Plan, and the determination of the terms and conditions with respect to any grant made pursuant to both the 1996 Stock Option Plan and the 1998 Stock Incentive Plan.

EXECUTIVE OFFICERS

As of June 30, 2001, we had three (3) executive officers, as follows:
Name and Age of Executive Officers	Position with Our Company and Work History
Patrick H. Gaines Age: 42

President since March 31, 1992, Chief Executive Officer since February 9, 2000 and Director since 1990

Patrick Gaines has been our President since March 31, 1992, our Chief Executive Officer since February 9, 2000 and a member of our board of directors since 1990. Mr. Gaines is also the President and a director of each of our subsidiaries (LML Corp., Legacy Promotions Inc., LHTW Properties, Inc., LML Patent Corp. and LML Payment Systems Corp.). In addition to his position as President of LML Corp., LML Patent Corp. and LML Payment Systems Corp., he is also the Chief Executive Officer of each of those subsidiaries.

Wendy Ogilvie Age: 38

Controller (Chief Accounting Officer) since January 1998

Wendy Ogilvie has been employed as our Controller since January 1998. Ms. Ogilvie was employed as the Vice President - Finance of GlobeTel Communications Inc. from March 1997 to December 2000.

Carolyn Mosher Age: 34

Secretary since February 1995

Carolyn Mosher has served as Secretary of our company and certain of our subsidiaries since February 1995, and has served our company and our subsidiaries in various administrative capacities since 1989.

BOARD REPORT ON EXECUTIVE COMPENSATION

Compensation paid to our company's executive officers is generally comprised of two elements: base salary and long-term compensation in the form of stock options. Compensation levels for executive officers of our company are determined by a consideration of each officer's initiative and contribution to our overall corporate performance, and the officer's managerial abilities and performance in any special projects that the officer may have undertaken. Competitive base salaries that reflect the individual's level of responsibility are important elements of our company's executive compensation philosophy. Subjective considerations of individual performance are considered in establishing incentive compensation. In addition, our compensation committee considers our financial position and cash flow in making compensation decisions.

In formulating compensation levels and policies for the 2001 fiscal year, the compensation committee did not retain an independent compensation consultant, nor did the compensation committee rely upon any formal study or review of comparable companies in our company's industry.

Patrick Gaines' base salary and long-term compensation are determined by the compensation committee utilizing the criteria discussed above. Mr. Gaines' total compensation package is designed to be competitive while creating performance-based awards in line with the financial interests of the shareholders. During the year ended March 31, 2001, the compensation package for Mr. Gaines was consistent with this policy, and his base annual salary was CDN$239,429.

1996 Stock Option Plan

Our 1996 Stock Option Plan (the "1996 Plan") was first adopted by our shareholders in 1996. The purpose of the 1996 Plan is to advance the interests of our company by encouraging our directors, management and employees to increase their proprietary interest in our company and to remain associated with our company, as well as to furnish participants with an additional incentive in their efforts on our company's behalf. At our annual meeting on September 18, 2000, our shareholders approved an amendment to our 1996 Plan to increase the number of options to purchase common shares in our capital from 2,500,000 common shares to 3,000,000 common shares.

Administration and General Terms

Our 1996 Plan is currently administered by our stock option plan administration committee. The committee has sole discretion as to the interpretation and construction of any provision of the 1996 Plan, and the determination of the terms and conditions of awards granted pursuant to the 1996 Plan, although no participant may be granted options exceeding the maximum number of shares permitted under the rules of any stock exchange on which the common shares are then listed or other regulatory body having jurisdiction. The exercise price of options issued under the 1996 Plan shall not be less than the price permitted by any applicable regulator and such price shall be paid in cash or by certified check or bank draft. The term of each option shall not exceed that permitted by any applicable regulator, and the right to exercise options is limited in the event the participant ceases, for any reason, to be a director, officer, employee or consultant of our company. Options are generally not transferable or assignable.

1996 Stock Option Plan Benefits

As of June 30, 2001, no executive officer, director or associate of any executive officer or director had been granted any options subject to shareholder approval. During the fiscal year ended March 31, 2001, we granted options to purchase 250,000 shares of our common stock at an exercise price of $16.00 to one of our employees, which grant is equal to 8.3% of the options issuable under the 1996 Plan. As of March 31, 2001, a total of 1,640,000 stock options have been granted under the 1996 Plan, of which 372,500 remain outstanding as at June 30, 2001.

1998 Stock Incentive Plan

Our 1998 Stock Incentive Plan (the "1998 Plan") was first adopted by our shareholders in 1998. The purpose of the 1998 Plan is to attract and retain the best available personnel, to provide additional incentive to employees, directors and consultants to achieve the goals of our company and our shareholders and to promote the success of our business. At our annual meeting on September 18, 2000, our shareholders approved an amendment to our 1998 Plan to increase the maximum number of common shares in our capital that may be issued pursuant to all awards granted under the 1998 Plan from 1,000,000 common shares to 3,000,000 common shares.

Administration and General Terms

Our 1998 Plan is currently administered by our stock option plan administration committee. The committee has sole discretion as to the interpretation and construction of any provision of the 1998 Plan, and the determination of the terms and conditions of awards granted pursuant to the 1998 Plan.

Subject to applicable laws, including the rules of any applicable stock exchange or national market system, the committee is authorized to grant any type of award to an eligible person (a "Grantee") that is not inconsistent with the provisions of the 1998 Plan, and that by its terms involves or may involve the issuance of any one or more of the following: (a) common shares in our capital (including "Performance Shares" which may be earned in whole or in part upon attainment of performance criteria established by the committee); (b) stock options, which may be granted as either "Incentive Stock Options" under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code") or options which do not qualify as Incentive Stock Options for the purposes of the Code; (c) stock appreciation rights ("SARs") entitling the Grantee to acquire such number of common shares in our capital or such cash compensation as will be determined by reference to any appreciation in the value of our common shares in accordance with terms established by committee; (d) restricted stock issuable for such consideration (if any) and subject to such restrictions on transfer, rights of first refusal, repurchase provisions, forfeiture provisions, and other terms and conditions to be established by the committee; (e) "Dividend Equivalent Rights" entitling the Grantee to compensation measured by any dividends paid on our common shares; or (f) "Performance Units" which may be earned in whole or in part upon attainment of performance criteria established by the committee and which may be settled in cash, common shares or other securities, or a combination of cash, common shares or other securities, as established by the committee;

The maximum number of shares with respect to which options and SARs may be granted in any fiscal year to any Grantee who is a director, officer or employee of our company or any of its subsidiaries is 500,000 shares, subject to certain adjustments. The term of each award shall not exceed that permitted by any applicable regulator, provided that the term of any Incentive Stock Option shall not exceed 10 years, and provided further that if an Incentive Stock Option is granted to a Grantee who, at the time of the grant, owns stock representing more than 10% of the voting power of all classes of stock of our company or any of its subsidiaries, the term of the Incentive Stock Option shall not exceed 5 years. The right to exercise awards is limited in the event the participant ceases, for any reason, to be a director, employee or consultant of our company. Awards are generally not transferable or assignable.

The committee has the discretion to determine the exercise or purchase price for any awards under the 1998 Plan, except that: (a) the exercise or purchase price of any Incentive Stock Option or any award intended to qualify as "Performance-Based Compensation" under Section 162(m) of the Code may not be less than 100% of the fair market value of our common stock on the date of grant; and the exercise price of an Incentive Stock Option granted to a Grantee whose holdings exceed 10% of the voting power must be at least 110% of the fair market value on the date of grant.

1998 Stock Incentive Plan Benefits

As of June 30, 2001, no executive officer, director or associate of any executive officer or director had been granted any awards subject to shareholder approval, and no person has received or is currently expected to receive 5% of the awards issuable under the 1998 Plan. As of March 31, 2001, a total of 967,000 stock options have been granted under the 1998 Plan, of which 870,000 remain outstanding as at June 30, 2001.

Aggregate Awards Under the 1996 and 1998 Plans in the Year Ended March 31, 2001

During the year ended March 31, 2001, stock options to acquire an aggregate of 275,000 shares of common stock were granted under our 1996 Plan, none of which had expired on or before March 31, 2001, and awards to acquire an aggregate of 370,000 shares of common stock were granted under our 1998 Plan, of which none had expired on or before March 31, 2001.

COMPENSATION COMMITTEE

Greg A. MacRae
L. William Seidman
Jacqueline Pace
Robin B. Martin

Compensation Committee Interlocks and Insider Participation

Messrs. MacRae, Martin and Seidman and Ms. Pace are the current members of the compensation committee.

During the last fiscal year, no executive officer of our company served as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving as a member of our company's board of directors or compensation committee.

COMPENSATION OF DIRECTORS

We reimburse our directors for expenses incurred in connection with attending board meetings but did not pay any directors fees or other cash compensation for services rendered as a director in the fiscal year ended March 31, 2001.

We have no formal plan for compensating our directors for their services in their capacity as directors, although we have in the past granted our directors options to purchase common shares, and expect to continue to do so in the future. Directors are entitled to reimbursement for reasonable travel and other out-of-pocket expenses incurred in connection with attendance at meetings of our board of directors. The board of directors may award special remuneration to any director undertaking any special services on behalf of our company other than services ordinarily required of a director. Other than as indicated in this proxy statement, no director received and/or accrued any compensation for his or her services as a director, including committee participation and/or special assignments.

During the fiscal year ended March 31, 2001, our directors were granted common shares and/or options to purchase common shares as compensation for serving as directors of our company and its subsidiaries as follows:

Name	Number of Common Shares	Number of Options
Patrick H. Gaines	Nil	Nil
Greg A. MacRae	Nil	Nil
L. William Seidman	Nil	Nil
Wendy Ogilvie	Nil	Nil(1)
Robin B. Martin	Nil	120,000(2)
Jacqueline Pace	Nil	120,000(3)

(1) Ms. Ogilvie resigned from her position as a director of our company on November 27, 2000.

(2) Mr. Martin was granted options to purchase 120,000 common shares in the capital of our company on November 18, 2000, of which 30,000 of the options vested on November 18, 2000, and the remaining 90,000 options will vest in tranches of 30,000 options on each of November 18, 2001, November 18, 2002 and November 18, 2003. The options are exercisable at a price of $7.313 per share, and expire on November 18, 2005.

(3) Ms. Pace was granted options to purchase 120,000 common shares in the capital of our company on November 27, 2000, of which 30,000 of the options vested on November 27, 2000, and the remaining 90,000 options will vest in tranches of 30,000 options on each of November 27, 2001, November 27, 2002 and November 27, 2003. The options are exercisable at a price of $7.063 per share, and expire on November 27, 2005.

EXECUTIVE COMPENSATION

Summary of Compensation of Executive Officers

The following table summarizes the compensation that we paid during the fiscal years ended March 31, 2001, March 31, 2000 and March 31, 1999, to our Chief Executive Officer (there were no other executive officers who received a total annual salary (including bonus) in excess of $100,000 during the fiscal year ended March 31, 2001).

SUMMARY COMPENSATION TABLE
Long Term Compensation
		Annual Compensation			Awards(1)	Pay- outs
Name and Principal Position	Fiscal Year Ended	Salary	Bonus	Other Annual Compen- sation(2)	Securities Under Options/ SAR's Granted	Restricted Shares or Restricted Share Units	LTIP Pay- outs	All Other Compen- sation
Patrick H. Gaines President, CEO and Director	2001 2000 1999	$239,429(3) $66,432(3) $66,000(3)	N/A N/A N/A	N/A N/A N/A	Nil 110,000(4) Nil	N/A N/A N/A	N/A N/A N/A	Nil Nil Nil

(1) Other than indicated below or otherwise in this proxy statement, we have not granted any restricted shares or restricted share units, stock appreciation rights or long term incentive plan payouts to the named officers and directors during the fiscal years indicated.

(2) The value of perquisites and other personal benefits, securities and property for the named officers that do not exceed the lesser of $50,000 or 10% of the total of the annual salary and bonus are not reported herein.

(3) These figures are reported in Canadian dollars.

(4) On April 12, 1999, 397389 British Columbia Ltd., a company controlled by Patrick Gaines, was granted options to purchase 110,000 common shares in the capital of our company. The options vested on April 12, 1999, are exercisable at a price of $3.00 per share, and expire on April 12, 2004.

Section 16(a) Beneficial Ownership Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires that our executive officers and directors and persons who own more than 10% of a registered class of our equity securities file with the Securities and Exchange Commission initial statements of beneficial ownership, reports of changes in ownership and annual reports concerning their ownership of our common stock and other equity securities, on Forms 3, 4 and 5 respectively. Executive officers, directors and greater than 10% shareholders are required by the Securities and Exchange Commission regulations to furnish us with copies of all Section 16(a) reports they file.

To the best of our knowledge, all executive officers, directors and greater than 10% shareholders filed the required reports in a timely manner during the fiscal year ended March 31, 2001, with the exception of the following:
Name	Number of Late Reports	Number of Transactions Not Reported on a Timely Basis	Failure to File Requested Forms
Patrick H. Gaines	1(1)	1(1)	Nil

(1) The named officer and director filed a late Form 4 - Statement of Changes in Beneficial Ownership.

Options Granted to Our Named Executive Officers in the Year Ended March 31, 2001

Our named executive officer, Patrick H. Gaines, was not granted stock options or SARs during the year ended March 31, 2001.

Value of the Options Granted to Our Named Executive Officers in the Year Ended March 31, 2001

Our named executive officer, Patrick H. Gaines, was not granted stock options or SARs during the year ended March 31, 2001.

VALUE OF THE OPTIONS GRANTED TO OUR NAMED EXECUTIVE OFFICER
IN THE YEAR ENDED MARCH 31, 2001
Name	Shares Acquired on Exercise (#)	Value Realized ($)	Number of Shares of Common Stock Underlying Unexercised Options at March 31, 2001 Exercisable/ Unexercisable	Value of Unexercised In-the-Money Options at March 31, 2001 Exercisable/ Unexercisable(1)
Patrick H. Gaines (2)	nil	nil	110,000/nil	$96,800/not applicable

(1) In accordance with the rules of the Securities and Exchange Commission, values are calculated by subtracting the exercise price from the fair market value of the underlying common stock. The closing bid price on March 31, 2001 was $3.88 and accordingly the unexercised options as at March 31, 2001 had a value of $0.88 per share.

(2) On April 12, 1999, 397389 British Columbia Ltd., a company controlled by Mr. Gaines, was granted options to purchase 110,000 common shares in the capital of our company. The options vested on April 12, 1999, are exercisable at a price of $3.00 per share, and expire on April 12, 2004.

STOCK PERFORMANCE GRAPH

The graph set forth below compares the cumulative total shareholder return on our common shares between March 31, 1996 and March 31, 2001 with the cumulative return of (i) the Nasdaq Stock Market Index (US) and (ii) the Nasdaq Computer and Data Processing Index (US and Foreign), over the same period. This graph assumes the investment of $100 on March 31, 1996 in our common shares, the Nasdaq Stock Market Index (US) and the Nasdaq Computer and Data Processing Index (US and Foreign), and assumes the reinvestment of dividends, if any.

The comparisons shown in the graph below are based upon historical data. We caution that the share price performance shown in the graph below is not indicative of, nor intended to forecast, the potential future performance of our common shares. Information used in the graph was obtained from the Center for Research in Security Prices, Graduate School of Business, The University of Chicago, a source believed to be reliable but we are not responsible for any errors or omissions in such information.

The information contained in the graph below shall not be deemed to be "soliciting material" or to be "filed" with the Securities and Exchange Commission, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933, as amended or the Securities Exchange Act of 1934, as amended except to the extent we specifically incorporate it by reference into such filing.

[graph omitted]

	03/31/96	03/31/97	03/31/98	03/31/99	03/31/00	03/31/01
LML Payment Systems Inc.	$100.00	18.90	26.10	63.50	462.30	70.30
Nasdaq Stock Market Index (US)	$100.00	111.10	168.50	227.60	423.30	169.30
Nasdaq Computer and Data Processing Index (US and Foreign)	$100.00	109.50	191.50	311.90	561.50	191.10

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth, as of June 30, 2001, certain information with respect to the beneficial ownership of our common stock by each stockholder known by us to be the beneficial owner of more than 5% of our common stock and by each director, nominee and named executive officer, and by the directors and executive officers as a group. Each person has sole voting and investment power with respect to the shares of common stock, except as otherwise indicated. Beneficial ownership consists of a direct interest in the shares of common stock, except as otherwise indicated.

	Shares of Common Stock Beneficially Owned
Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class(1)
Patrick H. Gaines (President/CEO/Director) #21018 11-200 Burrard Street Vancouver, British Columbia	534,894(2)	2.7%
Greg A. MacRae (Director) 18284 - 73rd Avenue Surrey, British Columbia	35,000	*
L. William Seidman (Director) Suite 800 - 1025 Connecticut Ave. N.W. Washington, D.C.	240,000(3)	1.2
Robin B. Martin (Director) Suite 700 - 1735 New York Ave. N.W. Washington, D.C.	30,000(4)	*
Jacqueline Pace (Director) P.O. Box 141 Bailey, MS	30,500(5)	*
Don Choquer 10440 Gilmore Crescent Richmond, British Columbia	1,559,393(6)	8.0%
Robert Moore Suite 1688 - 1140 West Pender Vancouver, British Columbia	5,086,018(7)	26.2%
Directors and Executive Officers as a Group (7 persons)	1,075,606(8)	5.4%

* indicates less than 1%

(1) Based on 19,404,063 shares of common stock issued and outstanding as of June 30, 2001. Except as otherwise indicated, we believe that the beneficial owners of the common stock listed above, based on information furnished by such owners, have sole investment and voting power with respect to such shares, subject to community property laws where applicable. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Shares of common stock subject to options or warrants currently exercisable, or exercisable within 60 days of June 30, 2001, are deemed outstanding for purposes of computing the percentage ownership of the person holding such option or warrants, but are not deemed outstanding for purposes of computing the percentage ownership of any other person.

(2) Includes 110,000 options exercisable within sixty days of June 30, 2001. On April 12, 1999, 397389 British Columbia Ltd., a company controlled by Mr. Gaines, was granted options to purchase 110,000 common shares in the capital of our company. The options vested on April 12, 1999, are exercisable at a price of $3.00 per share, and expire on April 12, 2004. Also includes shares held by companies controlled by Mr. Gaines as follows:

(a) Keats Investments Ltd.: 168,400 shares
(b) 397389 British Columbia Ltd.: 16,622 shares

(3) Represents 240,000 options exercisable within sixty days of June 30, 2001. On October 13, 1999, Mr. Seidman was granted options to purchase 240,000 common shares in the capital of our company, of which 120,000 options vested on October 13, 1999, and the remaining 120,000 options vested in tranches of 40,000 options on each of April 13, 2000, October 13, 2000 and April 13, 2001. The options are exercisable at a price of $4.00 per share, and expire on October 12, 2004.

(4) Represents 30,000 options exercisable within sixty days of June 30, 2001. On November 18, 2000, Mr. Martin was granted options to purchase 120,000 common shares in the capital of our company, of which 30,000 options vested on November 18, 2000, and the remaining 90,000 options will vest in tranches of 30,000 options on each of November 18, 2001, November 18, 2002 and November 18, 2003. The options are exercisable at a price of $7.313 per share, and expire on November 18, 2005.

(5) Includes 30,000 options exercisable within sixty days of June 30, 2001. On November 27, 2000, Ms. Pace was granted options to purchase 120,000 common shares in the capital of our company, of which 30,000 options vested on November 27, 2000, and the remaining 90,000 options will vest in tranches of 30,000 options on each of November 27, 2001, November 27, 2002 and November 27, 2003. The options are exercisable at a price of $7.063 per share, and expire on November 27, 2005.

(6) Includes 1,492,507 shares held by companies controlled by Mr. Choquer as follows:

(a) International Venture Capital Management Ltd.: 684,875 shares
(b) 709436 Alberta Ltd.: 420,832 shares
(c) 589784 B.C. Ltd.: 301,300 shares
(d) C-Quest Holdings Ltd.: 85,500 shares

(7) Includes 5,078,352 shares held by companies controlled by Mr. Moore as follows:

(a) 716377 Alberta Ltd.: 1,233,332 shares
(b) Destiny Petroleum Inc.: 3,695,347 shares
(c) Lancia Investments Ltd.: 106,437 shares
(d) 719774 Alberta Ltd.: 43,236 shares

(8) Includes 435,000 options exercisable within sixty days of June 30, 2001. Includes shares beneficially owned by Wendy Ogilvie (Chief Accounting Officer) and Carolyn Mosher (Secretary), who are both officers of our company but who are not named executive officers for the purposes of this proxy statement.

PROPOSAL THREE - PROPOSAL TO AMEND OUR RESTATED
ARTICLES OF INCORPORATION TO CHANGE OUR CORPORATE NAME

Our board of directors has approved, and recommends that our shareholders approve, an amendment to our Restated Articles of Incorporation to allow the board of directors to change the name of our company to "LML Financial Services Inc.". Our board of directors believes that this name change, which was prompted by the merger of operations and management of seven of our subsidiaries, is in the best interest of our company because it takes advantage of the LML brand name and most accurately describes the nature of our current business operations. If we were to change our name at a later date to more adequately reflect our business, the time delay in having to call a special meeting for that purpose could prove to be a disadvantage. In addition, the board of directors has considered the expense of calling a special meeting for the sole purpose of changing the name. Our board of directors believes that a change in our company's name to "LML Financial Services Inc." will assist in presenting a more cohesive group identity to both our clients and the investment community as a whole. As a step towards this goal, we have chosen a name that we feel most accurately describes our current business operations, and as noted, will allow us to benefit from the strong brand recognition enjoyed by our company. The full text of the amendment to our Restated Articles of Incorporation is as follows:

1. Name of Corporation

LML Financial Services Inc.

The amendment to our Restated Articles of Incorporation will become effective upon filing Articles of Amendment with the Registrar of Corporations (Yukon), which filing is expected to take place immediately following the annual and special meeting.

The affirmative vote of two-thirds (2/3) of the common shares represented at the annual and special meeting at which a quorum is present either in person or by proxy is required to approve the change in our corporate name.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE APPROVAL OF THE CHANGE IN OUR CORPORATE NAME.

PROPOSAL FOUR - PROPOSAL TO CONFIRM THE RECENT AMENDMENT
OF OUR BYLAWS TO INCREASE THE QUORUM REQUIREMENTS

Our board of directors has approved, and recommends that our shareholders confirm, an amendment to Section 10.10 of our Bylaws to provide that the quorum required to transact business at any meeting of the shareholders be no less than 33 1/3 percent (33 1/3%) of the outstanding shares of our common stock, in accordance with Rule 4310 of The Nasdaq Stock Market Rules.

The full text of the amendment to Section 10.10 of our Bylaws is as follows:

10.10 Quorum

A quorum for the transaction of business at any meeting of the shareholders shall be at least one shareholder present in person or represented by proxy and holding at least 33 1/3 percent of the outstanding shares of the Corporation's common voting shares entitled to vote at any meeting of the shareholders. If a quorum is present at the opening of any meeting of shareholders, the shareholders present or represented may proceed with the business of the meeting notwithstanding that a quorum is not present throughout the meeting. If a quorum is not present at the opening of any meeting of the shareholders, the shareholders present or represented may adjourn the meeting to a fixed time and place but may not transact any other business until a quorum is present.

The foregoing amendment to our Bylaws became effective upon its adoption by our board of directors on June 25, 2001, but pursuant to the Business Corporations Act (Yukon), is subject to confirmation by our shareholders. If the amendment is confirmed, or if it is confirmed with such further amendments as the shareholders may approve, it will continue in effect in the form in which it was so confirmed. If the amendment is rejected by the shareholders, it will cease to be effective as at the date of our annual and special meeting.

The affirmative vote of a majority of the common shares represented in person or by proxy at our annual and special meeting is required to approve this proposal.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" CONFIRMING THE AMENDMENT TO THE QUORUM REQUIREMENTS CONTAINED IN OUR BYLAWS.

PROPOSAL FIVE - RATIFY THE APPOINTMENT OF AUDITOR

Arthur Andersen L.L.P., of Dallas, Texas, has been selected by our board of directors to serve as our independent public accountant for the fiscal year ending March 31, 2002. Arthur Andersen L.L.P. has served as our auditor since December 4, 2000. Previous to the appointment of Arthur Andersen L.L.P., Dale Matheson Carr-Hilton, Chartered Accountants acted as our auditor for the previous 16 years. It is proposed that the remuneration to be paid to the auditor be fixed by our board of directors.

A representative of Arthur Andersen L.L.P. is not expected to be present at our annual and special meeting, nor is a representative of Arthur Andersen L.L.P. expected to make a statement. In the event that a representative of the auditor is present at our annual and special meeting, he/she will have an opportunity to make a statement if he/she so desires, and will be available to respond to appropriate questions.

We ended our relationship with our previous auditor, Dale Matheson Carr-Hilton, Chartered Accountants, as of December 4, 2000, as a result of our change from a foreign private issuer to a domestic issuer for the purposes of the Securities Exchange Act of 1934, as amended. Dale Matheson Carr-Hilton, Chartered Accountants' reports on the financial statements for the fiscal years ended March 31, 2000 and 1999 did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles. The decision to change auditors was recommended by our audit committee. During the fiscal years ended March 31, 2000 and 1999, and the interim period between March 31, 2000 and December 4, 2000, there were no disagreements with Dale Matheson Carr-Hilton, Chartered Accountants on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure.

During the two most recent fiscal years and any subsequent interim periods preceding the date of this report, there were no:

    disagreements between us and Dale Matheson Carr-Hilton, Chartered Accountants on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to the satisfaction of Dale Matheson Carr-Hilton, Chartered Accountants, would have caused them to make reference to the subject matter of the disagreement or disagreements in their reports on the financial statements for such years;

    reportable events involving Dale Matheson Carr-Hilton, Chartered Accountants that would have required disclosure under Item 304(a)(1)(v) of Regulation S-K; or

    written or oral consultations between us and Arthur Andersen L.L.P. regarding either the specific application of accounting principles or the type of audit opinion that might be rendered on our financial statements that was considered an important factor by us in reaching a decision as to an accounting, auditing or financial reporting issue, or any matter that was the subject of a disagreement or a reportable event, that would have required disclosure under Item 304(a)(2) of Regulation S-K.

The audit committee has considered whether the provision of the services with respect to financial information systems design and implementation, and all other services provided by the auditor are compatible with maintaining the principal accountant's independence.

The affirmative vote of a majority of the common shares represented in person or by proxy at our annual and special meeting is required to approve this proposal.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF ARTHUR ANDERSEN L.L.P. AS INDEPENDENT AUDITOR FOR THE FISCAL YEAR ENDING MARCH 31, 2002.

AUDIT FEES

The aggregate fees billed by Arthur Andersen L.L.P. for professional services rendered for the audit of our annual financial statements included in our Annual Report on Form 10-K for the fiscal year ended March 31, 2001 were $213,595. In addition, for the review of our financial statements included in our Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2000, our former auditor Dale Matheson Carr-Hilton, Chartered Accountants billed our company CDN$9,095. Arthur Andersen L.L.P. billed our company $46,225 for the review of our financial statements included in our Quarterly Report on Form 10-Q for the quarterly period ended December 31, 2000.

FINANCIAL INFORMATION SYSTEM DESIGN AND IMPLEMENTATION FEES

For the fiscal year ended March 31, 2001, the aggregate fees billed for other non-audit professional services rendered by our principal accountant, including services such as directly or indirectly operating or supervising the operation of our company's information system, managing our local area network or implementing our hardware or software system, were $nil.

ALL OTHER FEES

For the fiscal year ended March 31, 2001, the aggregate fees billed by Arthur Andersen L.L.P. for other non-audit professional services, other than those services listed above, totalled $30,804.

For the fiscal year ended March 31, 2001, the aggregate fees billed by Dale Matheson Carr-Hilton, Chartered Accountants for other non-audit professional services, other than those services listed above, totalled CDN$52,114.

INCLUSION OF FUTURE SHAREHOLDER PROPOSALS IN PROXY MATERIALS

All proposals of shareholders intended to be included in our proxy statement and form of proxy relating to our annual meeting of shareholders for the year ending March 31, 2002 (the "2002 Annual Meeting") must be received by our company no later than March 27, 2002 (assuming that the 2002 Annual Meeting is held on a date that is within 30 days from the date of our annual and special meeting of shareholders to be held on September 5, 2001). All such proposals must comply with the requirements of Regulation 14A of the Securities Exchange Act of 1934, as amended. Further, Section 138 of the Business Corporations Act (Yukon) sets forth specific requirements and limitations applicable to nominations and proposals at annual meetings of shareholders.

For any shareholder proposal that is not submitted for inclusion in our proxy statement and form of proxy relating to the 2002 Annual Meeting pursuant to the processes of Rule 14a-8 of the Securities Exchange Act of 1934, as amended, notice of such proposal must be received by our company no later than June 10, 2002 (assuming that the 2002 Annual Meeting is held on a date that is within 30 days from the date of our annual and special meeting of shareholders to be held on September 5, 2001); otherwise, we may exercise, pursuant to Rule 14a-4(c)(1) under the Securities Exchange Act of 1934, discretionary voting authority under proxies we solicit for the 2002 Annual Meeting.

All shareholder proposals, notices and requests should be made in writing and sent via registered, certified or express mail, to our company at Suite 1680, 1140 West Pender Street, Vancouver, British Columbia V6E 4G1 Attention: Carolyn Mosher, Secretary.

With respect to business to be brought before the 2001 Annual Meeting to be held on September 5, 2001, we have not received any notices from shareholders that we were required to include in this proxy statement.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

We have not been a party to any transaction, proposed transaction, or series of transactions in which the amount involved exceeds $60,000, and in which, to our knowledge, any of our directors, officers, five percent beneficial security holder, or any member of the immediate family of the foregoing persons has had or will have a direct or indirect material interest, with the exception of the following:

(a) In December 1995, we entered into a debt conversion agreement with one of our subsidiaries, LHTW Properties, Inc., and Destiny Petroleum Inc., a company controlled by an affiliate of our company. On November 30, 2000, pursuant to the debt conversion agreement (as amended), we issued 3,533,132 shares of our common stock to Destiny Petroleum Inc. in exchange for the surrender of 883,283 LHTW Properties, Inc. Class A Preference Shares. Prior to the exchange, dividends and interest on the LHTW Properties, Inc. Class A Preference Shares had accrued in an amount totalling $453,787. In January 2001, we paid this amount to Destiny Petroleum Inc. in full satisfaction of any and all remaining monetary obligations related to the LHTW Properties, Inc. Class A Preference Shares.

(b) On June 8, 2000, our company paid $1,201,117 to Destiny Petroleum Inc. in full satisfaction of a promissory note, mortgage and accrued interest on our Wildwood Estates property.

(c) One of our subsidiaries leases office facilities from a company controlled by a former director of the subsidiary. The lease term expires in March 2002. Subsequent to our year-end, the lease was extended for thirty-three months, with the lease ending on December 31, 2004. Total lease expenses paid to this related party as of July 2001 were $60,600.

ANNUAL REPORT AND FINANCIAL STATEMENTS

Attention is directed to the financial statements contained in our Annual Report to Shareholders for the year ended March 31, 2001. A copy of the Annual Report to Shareholders has been sent, or is concurrently being sent, to all shareholders of record as of July 19, 2001.

AVAILABILITY OF FORM 10-K

A copy of our Annual Report on Form 10-K for the fiscal year ended March 31, 2001, which has been filed with the Securities and Exchange Commission, including the financial statements, but without exhibits, will be provided without charge to any shareholder or beneficial owner of our common shares upon written request to Carolyn Mosher, Secretary, at Suite 1680 - 1140 West Pender Street, Vancouver, British Columbia V6E 4G1.

REGISTRAR AND TRANSFER AGENT

Our registrar and transfer agent is Computershare Trust Company of Canada. All completed Forms of Proxy should be returned to our registrar and transfer agent, Computershare Trust Company of Canada, 6th Floor, 530-8th Avenue, S.W., Calgary, Alberta, Canada, T2P 3S8 (facsimile (403) 267-6529).

OTHER MATTERS TO COME BEFORE THE MEETING

In addition to the matters to be voted upon by the shareholders of our common shares, we will receive and consider both the Report of the Board of Directors to the Shareholders, and the financial statements of our company for the years ended March 31, 2001, March 31, 2000, and March 31, 1999, together with the auditors report thereon. These matters do not require shareholder approval, and therefore shareholders will not be required to vote upon these matters.

Except for the above-noted matters, our board of directors does not intend to bring any other matters before the meeting and does not know of any matters which will be brought before the meeting by others. If other matters properly come before the meeting, it is the intention of the persons named in the solicited proxy to vote the proxy on such matters in accordance with their good judgment.

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. THEREFORE, SHAREHOLDERS ARE URGED TO VOTE, DATE, SIGN AND RETURN THE ENCLOSED PROXY.

By Order of the Board of Directors

/s/ Patrick H. Gaines

Patrick H. Gaines
President and CEO

Dated: July 27, 2001

PROXY

Annual and Special Meeting of the Shareholders of LML PAYMENT SYSTEMS INC. (the "Company"), to be held at The Renaissance Vancouver Hotel, 1133 West Hastings Street, Vancouver, British Columbia, on Wednesday, September 5, 2001, at 10:00 o'clock in the forenoon.

Proposals (For full details of each item, please see the enclosed Notice of Meeting and Proxy Statement).

The undersigned shareholder of the Company hereby appoints PATRICK H. GAINES, the President and Chief Executive Officer and a Director of the Company, or failing this person, GREG A. MACRAE, a Director of the Company, or in the place of the foregoing,

__________________________, (Print the Name) as proxyholder for and on behalf of the shareholder with the power of substitution to attend, act and vote for and on behalf of the shareholder in respect of all matters that may properly come before the Annual and Special Meeting of the Shareholders of the Company and at every adjournment thereof, to the same extent and with the same powers as if the undersigned shareholder were present at the Annual and Special Meeting, or any adjournment thereof.

The shareholder hereby directs the proxyholder to vote the securities of the Company registered in the name of the shareholder as specified herein. If no choice is specified with respect to any of the matters to be acted upon, then this proxy contains discretionary authority with respect to such matters, which will be voted "FOR" Proposal 1, "FOR" the nominees listed in Proposal 2, "FOR" Proposal 3, "FOR" Proposal 4 and "FOR" Proposal 5.

			For	Against	Abstain
	1.	To set the number of directors at five (5).	_____	_____	_____
	2.	To elect the five (5) nominees below as directors, each for a one (1) year term and until their respective successors are elected and qualified.	For	Withhold
		PATRICK H. GAINES GREG A. MACRAE L. WILLIAM SEIDMAN ROBIN B. MARTIN JACQUELINE PACE	_____ _____ _____ _____ _____	_____ _____ _____ _____ _____
In their discretion, the persons named above are authorized to vote upon such other business as may properly come before the meeting.	3	To approve the change of our corporate name to "LML Financial Services Inc.".	For _____	Against _____	Abstain _____
	4.	To confirm an amendment to our bylaws to alter the quorum requirements with respect to the transaction of business at any shareholders' meeting to 33 1/3 percent.	For _____	Against _____	Abstain _____
The undersigned shareholder hereby revokes any proxy previously given to attend and vote at the Annual and Special Meeting.	5.	To ratify the appointment of Arthur Andersen L.L.P. as our independent auditor.	For ______	Against _____	Abstain _____
SIGN HERE:
Please Print Name:
Date:
THIS PROXY MAY NOT BE VALID UNLESS IT IS SIGNED AND DATED. SEE IMPORTANT INFORMATION AND INSTRUCTIONS ON REVERSE.					- -

INSTRUCTIONS FOR COMPLETION OF PROXY

  This Proxy is solicited by the Management on behalf of the Board of Directors of the Company.
  This form of proxy ("Form of Proxy") may not be valid unless it is signed by the shareholder or by his attorney duly authorized by him in writing, or, in the case of a corporation, by a duly authorized officer or representative of the Company; and if executed by an attorney, officer, or other duly appointed representative, the original or a notarial copy of the Form of Proxy so empowering such person, or such other documentation in support as shall be acceptable to the Chairman of the Annual and Special Meeting, must accompany the Form of Proxy.
  If this Form of Proxy is not dated in the space provided, authority is hereby given by the shareholder for the proxyholder to date this proxy on the date on which it is received by Computershare Trust Company of Canada.
  A shareholder who wishes to attend the Annual and Special Meeting and vote on the proposals in person, may do so as follows:

    If the shareholder is registered as such on the books of the Company, simply register the shareholder's attendance with the scrutineers at the Annual and Special Meeting.

    If the securities of a shareholder are held by a financial institution, (i) cross off the management appointees' names and insert the shareholder's name in the blank space provided; (ii) indicate a voting choice for each proposal or, alternatively, leave the choices blank if you wish not to vote until the Annual and Special Meeting; and (iii) sign, date and return the Form of Proxy to the financial institution or its agent. At the Annual and Special Meeting, a vote will be taken on each of the proposals set out on this Form of Proxy and the shareholder's vote will be counted at that time.

  A shareholder who is not able to attend the Annual and Special Meeting in person but wishes to vote on the proposals, may do either of the following:

    To appoint one of the management appointees named on the Form of Proxy, leave the wording appointing a nominee as is, and simply sign, date and return the Form of Proxy. Where no choice is specified by a shareholder with respect to a proposal set out on the Form of Proxy, a management appointee acting as proxyholder will vote the securities as if the shareholder had specified an affirmative vote.

    To appoint another person, who need not be a shareholder of the Company, to vote according to the shareholder's instructions, cross off the management appointees' names and insert the shareholder's appointed proxyholder's name in the space provided, and then sign, date and return the Form of Proxy. Where no choice is specified by the shareholder with respect to a proposal set out on the Form of Proxy, this Form of Proxy confers discretionary authority upon the shareholder's appointed proxyholder.

  The securities represented by this Form of Proxy will be voted or withheld from voting in accordance with the instructions of the shareholder on any poll of a proposal that may be called for and, if the shareholder specifies a choice with respect to any matter to be acted upon, the securities will be voted accordingly. Further, if so authorized by this Form of Proxy, the securities will be voted by the appointed proxyholder with respect to any amendments or variations of any of the proposals set out on the Form of Proxy or matters which may properly come before the Annual and Special Meeting as the proxyholder in its sole discretion sees fit.
  If a registered shareholder has returned the Form of Proxy, the shareholder may still attend the Annual and Special Meeting and may vote in person should the shareholder later decide to do so. However, to do so, the shareholder must record his/her attendance with the scrutineers at the Annual and Special Meeting and revoke the Form of Proxy in writing.

To be represented at the Annual and Special Meeting, this Form of Proxy must be RECEIVED at the office of "Computershare trust company of canada" by mail or by fax at least 24 hours prior to the scheduled time of the Annual and Special Meeting or any adjournment thereof.

The mailing address of COMPUTERSHARE TRUST COMPANY OF CANADA is
6th Floor, 530 - 8th Avenue, S.W., Calgary, Alberta T2P 3S8, and its fax number is (403) 267-6529.

APPENDIX "A"

LML Payment Systems Inc.
Audit Committee Charter

CHARTER

Pursuant to the Bylaws of LML Payment Systems, Inc. (hereinafter referred to as the "Company"), a committee of independent directors known as the Audit Committee (hereinafter referred to as the "Committee") has been established.

COMPOSITION

The Committee shall be composed of a minimum of three independent directors, none of whom shall be an officer or employee of the Company, and none of whom shall have a business relationship with the Company which might create a conflict with or create a perception of a conflict with their independence. Each member shall be able to read and understand fundamental financial statements, including the company's balance sheet, income statement, and cash flow statement or will become able to do so within a reasonable period of time after his or her appointment to the Committee. Under exceptional and limited circumstances, the minimum number of independent directors may be reduced to two if the Board of Directors (hereinafter referred to as the "Board") (i) determines that membership on the committee by such individual (who may not be an employee or an immediate family member of an employee of the Company) is required by the best interests of the Company and its shareholders, and (ii) discloses, in the next annual proxy statement subsequent to such determination, the nature of the relationship and the reasons for that determination. The Committee shall also be comprised of at least one member possessing past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background which results in such member's financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities.

Notwithstanding the above, one Director who is not independent, and is not a current employee or an immediate family member of such employee may be appointed to the Committee, if the board, under exceptional and limited circumstances, determines that membership on the Committee by the individual is required by the best interests of the Company and its shareholders.

LML Payment Systems Inc.
Audit Committee Charter

RESPONSIBILITY

The Committee is a part of the Board. Its primary function is to assist the Board in fulfilling its oversight responsibilities with respect to (i) the annual financial information to be provided to shareholders and the Securities and Exchange Commission (SEC); (ii) the system of internal controls that management has established; and (iii) the internal and external audit process. In addition, the Committee provides an avenue for communication between internal audit, the independent accountants, financial management and the Board. The Committee should have a clear understanding with the independent accountants that they must maintain an open and transparent relationship with the Committee, and that the ultimate accountability of the independent accountants is to the Board and the Committee. The Committee will make regular reports to the Board concerning its activities.

While the Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Committee to plan or conduct audits or to determine that the Company's financial statements are complete and accurate and are in accordance with generally accepted accounting principles. This is the responsibility of management and the independent auditor. Nor is it the duty of the Committee to conduct investigations, to resolve disagreements, if any, between management and the independent auditor or to assure compliance with laws and regulations and the Company's business conduct guidelines.

AUTHORITY

Subject to the prior approval of the Board, the Committee is granted the authority to investigate any matter or activity involving financial accounting and financial reporting, as well as the internal controls of the Company. In that regard, the Committee will have the authority to approve the retention of external professionals to render advice and counsel in such matters. All employees will be directed to co-operate with respect thereto as requested by members of the Committee.

APPOINTING MEMBERS

The members of the Committee shall be appointed or re-appointed by the Board on an annual basis. Each member of the Committee shall continue to be a member thereof until such member's successor is appointed, unless he shall resign or be removed by the Board or he shall cease to be a director of the Company. Where a vacancy occurs at any time in the membership of the Committee, it may be filled by the Board and shall be filled by the Board if the membership of the Committee is less than three directors as a result of the vacancy.

LML Payment Systems Inc.
Audit Committee Charter

CHAIRMAN

The Board, or in the event of its failure to do so, the members of the Committee, shall appoint a Chairman from the members of the Committee. If the Chairman of the Committee is not present at any meeting of the Committee, an acting Chairman for the meeting shall be chosen by the Committee from among the members present. In the case of a deadlock on any matter or vote, the Chairman shall refer the matter to the Board. The Committee shall also appoint a Secretary who need not be a director. All requests for information from the Company or its external independent auditors shall be made through the Chairman.

The Committee has the right and authority to obtain all relevant information and documentation in order to carry out the responsibilities of the Committee.

MEETINGS

The time and place of meetings of the Committee and the procedure at such meetings shall be determined from time to time by the members thereof provided that :

1. A quorum for meetings shall be two members, present in person or by telephone or other telecommunication device that permit all persons participating in the meeting to speak and hear each other.

2. Unless otherwise agreed, the Committee shall meet at least quarterly.

3. Notice of the time and place of every meeting shall be given in writing or facsimile communication to each member of the Committee and the external auditors of the Company at least 72 hours prior to the time of such meeting.

SPECIFIC DUTIES

In meeting its responsibilities, the Committee is expected to:

LML Payment Systems Inc.
Audit Committee Charter

1. Review and update the Committee's charter annually, and recommend any proposed changes to the Board for approval. This should be done in compliance with applicable NASDAQ audit committee requirements.

2. Recommend to the Board the independent accountant to be nominated, approve the compensation for the independent accountant, and review and approve the discharge of the independent accountant.

3. Confirm and assure the independence of the independent accountant, including a review of management consulting services and related fees provided by the independent accountant.

4. Inquire of management, internal auditor and the independent accountant about significant risks or exposures and assess the steps management has taken to control and minimize such risks to the Company. Obtain annually in writing, from the independent accountants, their letters as to the adequacy of such controls.

5. Consider, in consultation with the independent accountant and the internal auditor, the audit scope and plan of the independent accountant and internal auditor.

6. Consider with management and the independent accountant the rationale for employing audit firms other than the principal independent accountant.

7. Review with the independent accountant the co-ordination of audit effort to assure completeness of coverage, and the effective use of audit resources.

8. Consider and review with the independent accountant and internal auditor:

(a) The adequacy of the Company's internal controls including computerized information system and controls and security.

(b) Any related significant findings and recommendations of the independent accountant together with management's responses thereto.

9. Review with management and the independent accountant at the completion of the annual examination:

(a) The Company's annual financial statements and related footnotes.

(b) The independent accountant's audit of the financial statements and the report thereon.

(c) Any significant changes required in the independent accountant's audit plan.

LML Payment Systems Inc.
Audit Committee Charter

(d) Any serious difficulties or disputes with management encountered during the course of the audit.

(e) Other matters related to the conduct of the audit which are to be communicated to the committee under generally accepted auditing standards.

10. Consider and review with management and the internal auditor:

(a) Significant findings during the year and management's responses thereto.

(b) Any difficulties encountered in the course of their audits, including any restrictions on the scope of their work or access to required information.

(c) Any changes required the planned scope of their audit plan.

(d) The internal auditing department budget and staffing.

(e) Internal auditor's compliance with the appropriate internal auditing standards.

11. Review filings with the Securities and Exchange Commission and other published documents containing the Company's financial statements and consider whether the information contained in these documents is consistent with the information contained in the financial statements.

12. Review with management the adequacy of the insurance and fidelity bond coverages, reported contingent liabilities, management's assessment of contingency planning. Review management's plans regarding any changes in accounting practices or policies and the financial impact, any major areas of management judgment and estimates that have a significant effect upon the financial statements, and any litigation or claim, including tax assessments, that could have a material effect upon the financial position or operating results of the Company.

13. Review with management, internal auditor and the independent accountant, the interim financial report before it is filed with the Securities and Exchange Commission or other regulators.

14. Review policies and procedures with respect to officers' expense accounts and perquisites, including their use of corporate assets, and consider the results of any review of these areas by the internal auditor and the independent accountant.

LML Payment Systems Inc.
Audit Committee Charter

15. Review legal and regulatory matters that may have a material impact on the financial statements, related Company compliance policies, and programs and reports received from regulators.

16. Meet with the independent accountant, internal auditor and management in separate executive sessions to discuss any matters that the Committee or these groups believe should be discussed privately with the Committee.

17. Report Committee actions to the Board with such recommendations as the Committee may deem appropriate.

18. The Committee will perform such other functions as assigned by law, the Company's charter or Bylaws, or the Board.

The duties and responsibilities of a member of the Committee are in addition to those duties set out for member of the Board.

EFFECTIVE DATE

This Audit Committee Charter shall be effective for all purposes on June 14, 2000, or at such earlier time as this Audit Committee Charter is approved and adopted by the Board; provided, however that the Audit Committee Composition requirements set forth under the section titled "Composition" shall be effective on June 14, 2001, or at such earlier time as such Composition requirements are approved and adopted, or otherwise made effective, by the Board.